UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2025

PHATHOM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39094	82-4151574
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Suite 102

Florham Park, New Jersey 07932

(Address of principal executive offices) (Zip Code)

(877) 742-8466

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHAT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 16, 2025, Phathom Pharmaceuticals, Inc. (“Phathom” or the “Company”), announced that the U.S. Food and Drug Administration (“FDA”) has updated the Approved Drug Products with Therapeutic Equivalence Evaluations (the “Orange Book”) to accurately reflect the full 10-year period of non-patent New Chemical Entity (“NCE”) exclusivity for VOQUEZNA (vonoprazan) 10 mg and 20 mg tablets. The corrected Orange Book listing confirms that VOQUEZNA is entitled to NCE regulatory exclusivity through May 3, 2032, aligning with statutory requirements and reinforcing the long-term commercial runway for the first-in-class product.

Forward Looking Statements

This report contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about Phathom’s commercialization plans. The inclusion of forward-looking statements should not be regarded as a representation by Phathom that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in Phathom’s business, including, without limitation: the expected duration of patent term extension for VOQUEZNA; we may not be able to successfully commercialize VOQUEZNA, VOQUEZNA TRIPLE PAK and VOQUEZNA DUAL PAK, which will depend on a number of factors including coverage and reimbursement levels from governmental authorities and health insurers as well as market acceptance by healthcare providers; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of vonoprazan that may limit its development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; Phathom’s ability to obtain and maintain intellectual property protection, including patent term extensions, and non-patent regulatory exclusivity for vonoprazan; Phathom may face competition earlier than expected if it loses or fails to obtain any of its patent protection or non-patent regulatory exclusivity for VOQUEZNA tablets; Phathom’s ability to obtain and maintain intellectual property protection and non-patent regulatory exclusivity for vonoprazan; and other risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Phathom undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHATHOM PHARMACEUTICALS, INC.

Date: June 16, 2025	By:	/s/ Steven Basta
Steven Basta
President & Chief Executive Officer